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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 31, 2000
            -------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                        Envision Development Corporation
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Florida                  001-15311                   65-0981457
          -------------             ----------------          ------------------
            State of                Commission File              IRS Employer
          Incorporation                  Number               Identification No.


                100 Nickerson Road, Marlboro, Massachusetts 01752
             -------------------------------------------------------
                     Address of principal executive offices

                                 (508) 480-3000
             -------------------------------------------------------
               Registrant's telephone number, including area code


            -------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2.     Acquisition or Disposition of Assets.

         On October 31, 2000, Envision Development Corporation ("Envision") disposed of a majority of the assets of its wholly-owned subsidiary, Envision Massachusetts ("Envision Mass"), pursuant to the terms of a letter agreement (the "Agreement"), dated October 31, 2000, by and among Business Solutions Outpost Corporation, ("BSOC"), and Envision.

         Under this Agreement Envision disposed of certain computer equipment and was released from all of its client contract obligations and certain liabilities. The acquirer, Robert R. Haskell II, President of BSOC, is the former V.P. of Sales for Envision Mass. The total consideration from this disposition was $52,790. As a result of this transaction, management expects to record a loss on the disposition of Envision Mass of approximately $10,283,000, including a $10,000,000 write-off of the remaining goodwill associated with the Envision Mass acquisition.

Item 7.     Pro Forma Financial Information.

            (b)   Pro forma financial information.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 15th day of November, 2000.

            ENVISION DEVELOPMENT CORPORATION


            By: /s/ MICHAEL AMIDEO
            ---------------------------------------
            Michael Amideo
            Chief Executive Officer

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

                        ENVISION DEVELOPMENT CORPORATION
                       (SUCCESSOR TO PERFUMANIA.COM, INC.)

                           FORWARD LOOKING STATEMENTS

This Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control, that may cause the actual results, performance or achievements of Envision Development Corporation or its industry to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on our current expectations and are subject to a number of risks, uncertainties and assumptions relating to our operations, financial condition and results of operations, including, among others, rapid technological and regulatory changes in the industries we serve, the financial resources of our customers, our numerous competitors and the few barriers to entry for potential competitors, our uncertain revenue growth, our ability to attract and retain qualified personnel, our ability to expand our infrastructure and manage our growth, and our ability to identify, finance and integrate acquisitions, among others. If any of these risks or uncertainties materialize, or if any of the underlying assumptions prove incorrect, actual results may differ significantly from results expressed or implied in any forward-looking statements made by us. These and other risks are detailed in the Annual Report on Form 10-K as of and for the year ending January 29, 2000 and in other documents filed by us with the Securities and Exchange Commission. Envision undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                         PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)

On October 31, 2000, Envision Development Corporation ("Envision") disposed of a majority of the assets its wholly-owned subsidiary, Envision Massachusetts ("Envision Mass"), pursuant to the terms of a letter of agreement, dated October 31, 2000, by and among Envision and Robert R. Haskell II, president of Business Solutions Outpost Corporation, ("BSOC").

Management expects to record a loss on the disposition of Envision Mass. This entry will include a write-off of the goodwill associated with Envision Mass of approximately $10 million.

The following presents the pro forma financial information (unaudited) of Envision as of July 29, 2000 and January 29, 2000, and for six and three months ended July 29, 2000, as if the disposition of certain assets of Envision Mass was consummated at the beginning of the periods presented. The historical financial information for Envision is derived from the historical financial statements previously filed with the Securities and Exchange Commission and is intended only for presentation of the Company's pro forma financial information. The pro forma financial information is provided for informational purposes only and should not be construed to be indicative of the Company's results of operations had the acquisition been consummated on the dates assumed and does not project the Company's results of operations for any future period. The pro forma adjustments are described below.

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

                        PRO FORMA COMBINED BALANCE SHEET
                                  JULY 29, 2000
                                   (UNAUDITED)

                                               ENVISION
                                              HISTORICAL
                                           AS PER FORM 10-Q          PRO FORMA
                                          DATED JULY 29, 2000       ADJUSTMENTS     PRO FORMA RESULTS
                                          -------------------     ---------------- ----------------
                     ASSETS
Current assets:
Cash                                         $      34,515       $      52,790 (1)   $      87,305
Restricted Cash                                    500,000                  --             500,000
Accounts receivable                                320,187            (113,359)(1)         206,828
Prepaid expenses                                   276,993                  --             276,993
                                             -------------       -------------       -------------

     Total current assets                        1,131,695             (60,569)          1,071,126

Net assets from discontinued operations                 --                  --
Property and equipment, net                      1,688,390            (222,571)(1)       1,465,819
Intangible assets                              126,626,022         (10,000,000)(2)     116,626,022
Other assets                                       201,620                  --             201,620
                                             -------------       -------------       -------------

Total assets                                 $ 129,647,727       $ (10,283,140)      $ 119,364,587
                                             =============       =============       =============

      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses        $   3,033,381       $          --       $   3,033,381
Notes payable to stockholders                      664,783                  --             664,783
Deferred revenues                                  316,168             (75,000)(1)         241,168
Capital lease obligation                           119,096             (65,239)(1)          53,857
                                             -------------       -------------       -------------

     Total current liabilities                   4,133,428            (140,239)          3,993,189
                                             -------------       -------------       -------------

Minority interest                                2,351,856                  --           2,351,856
                                             -------------       -------------       -------------

Shareholders' equity (deficit):
Common stock                                       120,420                  --             120,420
Additional paid in capital                     287,936,452                  --         287,936,452
Deferred compensation                           (1,746,813)                 --          (1,746,813)
Accumulated deficit                           (163,147,616)        (10,142,901)(1,2)  (173,290,517)
                                             -------------       -------------       -------------

Total shareholders' equity                     123,162,443         (10,142,901)        113,019,542
                                             -------------       -------------       -------------

Total liabilities and shareholders' equity   $ 129,647,727       $ (10,283,140)      $ 119,364,587
                                             =============       =============       =============

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

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JULY 29, 2000
                                   (UNAUDITED)

                                                     ENVISION
                                                    HISTORICAL
                                                 AS PER FORM 10-Q         PRO FORMA
                                                DATED JULY 29, 2000      ADJUSTMENTS      PRO FORMA RESULTS
                                                -------------------     -------------     -----------------
Revenue                                          $     493,420          $          --       $     493,420
                                                 -------------          -------------       -------------

General and administrative expenses                  5,755,777                     --           5,755,777
Legal settlement                                     9,850,000                     --           9,850,000
Research and development                               998,709                     --             998,709
In-process research and development                  4,119,000                     --           4,119,000
Depreciation and amortization                       17,111,422                     --          17,111,422
Impairment of intangibles                          122,302,408             10,000,000(2)      132,302,408
                                                 -------------          -------------       -------------

    Total expenses                                 160,137,316             10,000,000         170,137,316
                                                 -------------          -------------       -------------


Loss from operations, before loss on sale of
  stock by subsidiary, minority interest,
  interest income and results of operations
  from discontinued operations                    (159,643,896)           (10,000,000)       (169,643,896)
Loss on sale of stock by subsidiary                (17,876,747)                    --         (17,876,747)
Minority interest                                      148,144                     --             148,144
Interest income, net                                    23,070                     --              23,070
                                                 -------------          -------------       -------------
Loss from operations before results of
   operations from discontinued
   operations                                     (177,349,429)           (10,000,000)       (187,349,429)
Income from discontinued operations                      3,590                     --               3,590
Gain (loss) on sale of discontinued operations      26,130,922               (142,901)(1)      25,988,021
                                                 -------------          -------------       -------------
                                                 $(151,214,917)         $ (10,142,901)      $(161,357,818)
                                                 =============          =============       =============

Basic and diluted loss per common share:
Loss from continuing operations                  $      (16.14)                             $      (17.05)
Income (loss) from discontinued operations                  --                                         --
Gain on sale of discontinued operations                   2.38                                       2.37
                                                 -------------                              -------------
Net loss                                         $      (13.76)                             $      (14.69)
                                                 =============                              =============
Weighted average number of common shares
outstanding used in basic and diluted
calculation                                         10,987,601                                 10,987,601
                                                 =============                              =============

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                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 29, 2000

                                                 (UNAUDITED)
                                                   ENVISION
                                                  HISTORICAL
                                               AS PER FORM 10-Q             PRO FORMA
                                              DATED JULY 29, 2000          ADJUSTMENTS          PRO FORMA RESULTS
                                              -------------------         -------------         -----------------
Revenue                                          $     493,420            $          --           $     493,420
                                                 -------------            -------------           -------------

General and administrative expenses                  8,094,971                       --               8,094,971
Legal settlement                                     9,850,000                       --               9,850,000
Research and development                             1,154,370                       --               1,154,370
In-process research and development                  4,119,000                       --               4,119,000
Depreciation and amortization                       20,000,867                       --              20,000,867
Impairment of intangibles                          122,302,408               10,000,000(2)          132,302,408
                                                 -------------            -------------           -------------

     Total expenses                                165,521,616               10,000,000             175,521,616
                                                 -------------            -------------           -------------


Loss from operations, before loss on sale of
  stock by subsidiary, minority interest,
  interest income and results of operations
  from discontinued operations                    (165,028,196)             (10,000,000)           (175,028,196)
Loss on sale of stock by subsidiary                (17,876,747)                      --             (17,876,747)
Minority interest                                      148,144                       --                 148,144
Interest income, net                                   113,898                       --                 113,898
                                                 -------------            -------------           -------------
Loss from operations before results of
   operations from discontinued
   operations                                     (182,642,901)             (10,000,000)           (192,642,901)
Income from discontinued operations                 (1,083,675)                      --              (1,083,675)
Gain (loss) on sale of discontinued operations      26,130,922                 (142,901)(1)          25,988,021
                                                 -------------            -------------           -------------

Net loss                                         $(157,595,654)           $ (10,142,901)          $(167,738,555)
                                                 =============            =============           =============

Basic and diluted loss per common share:

Loss from continuing operations                  $      (19.27)                                   $      (20.33)
Income (loss) from discontinued operations               (0.12)                                           (0.12)
Gain on sale of discontinued operations                   2.76                                             2.74
                                                 -------------                                    -------------
Net loss                                         $      (16.63)                                   $      (17.71)
                                                 =============                                    =============
Weighted average number of common shares
outstanding used in basic and diluted
calculation                                          9,476,213                                        9,476,213
                                                 =============                                    =============

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                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 29, 2000
                                   (UNAUDITED)

                                                  RESTATED
                                                  ENVISION
                                                 HISTORICAL
                                                STATEMENT OF
                                               OPERATIONS FOR
                                               THE YEAR ENDED              PRO FORMA
                                              JANUARY 29, 2000            ADJUSTMENTS           PRO FORMA RESULTS
                                              ----------------            -----------           -----------------
Revenue                                          $         --             $         --             $         --
                                                 ------------             ------------             ------------

General and administrative expenses                 1,143,177                       --                1,143,177
Impairment of intangibles                                  --               10,000,000               10,000,000
                                                 ------------             ------------             ------------

     Total expenses                                 1,143,177               10,000,000               11,143,177
                                                 ------------             ------------             ------------

Loss from continuing operations before
   interest income and interest expense            (1,143,177)             (10,000,000)(2)          (11,143,177)
Interest income (expense), net                          4,648                                             4,648
                                                 ------------             ------------             ------------
Loss from operations before results of
   operations from discontinued
   operations                                      (1,138,529)             (10,000,000)             (11,138,529)
Income from discontinued operations                (4,089,938)                                       (4,089,938)
Loss on sale of discontinued operations                    --                 (142,901)(1)             (142,901)
                                                 ------------             ------------             ------------

Net loss                                         $ (5,228,467)            $(10,142,901)            $(15,371,368)
                                                 ============             ============             ============

Basic and diluted loss per common share:

Loss from continuing operations                  $      (0.19)                                     $      (1.91)
Loss from discontinued operations                       (0.70)                                            (0.70)
Gain on sale of discontinued operations                    --                                             (0.02)
                                                 ------------                                      ------------
Net loss                                         $      (0.89)                                     $      (2.63)
                                                 ============                                      ============
Weighted average number of common shares
outstanding used in basic and diluted
calculation                                         5,844,780                                         5,844,780
                                                 ============                                      ============

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NOTES TO PRO FORMA FINANCIAL STATEMENTS:

(1) To eliminate Envision Mass' assets and liabilities disposed with the sales of the majority of the assets and liabilities to BSOC.

(2) To account for the impairment of goodwill related to Envision Mass acquisition.


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